SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[  ]       Definitive Additional Materials

[  ]       Soliciting Material under Rule 14a-12

WILHELMINA INTERNATIONAL, INC.

(Name of the Registrant as Specified In Its Charter)

___________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WILHELMINA INTERNATIONAL, INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201

April 28, 2017

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc. The Annual Meeting will be held on June 13, 2017, at 10:00 a.m., local time, at our offices located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201.

We describe in detail the actions we expect to submit to a vote of stockholders at the Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so, as your proxy is revocable at your option before it is exercised at the Annual Meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Wilhelmina International, Inc. We look forward to seeing you at the Annual Meeting.

Sincerely,

Mark E. Schwarz
Chairman of the Board
and Executive Chairman

WILHELMINA INTERNATIONAL, INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
_________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 13, 2017

To the Stockholders of Wilhelmina International, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc. (the “Company”), will be held on June 13, 2017, at 10:00 a.m., local time, at the Company’s offices at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, for the following purposes:

1.	To elect seven directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	To approve an amendment to the Restated Certificate of Incorporation of the Company to eliminate any class of preferred stock from the shares of capital stock the Company is authorized to issue;

3.	To approve an amendment to the Restated Certificate of Incorporation of the Company to decrease the number of shares of common stock the Company is authorized to issue from 12,500,000 shares to 9,000,000 shares;

4.	To ratify the appointment of Montgomery Coscia Greilich LLP as the Company’s independent registered public accounting firm for fiscal year 2017; and

5.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Stockholders of record at the close of business on April 21, 2017, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. If you attend the meeting, you may revoke your proxy and vote in person.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

Mark E. Schwarz
Chairman of the Board
and Executive Chairman

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To
Be Held on June 13, 2017

The 2017 Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2016 are available at www.proxyvote.com.

WILHELMINA INTERNATIONAL, INC.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
_________________________________

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 13, 2017

This Proxy Statement is furnished by the Board of Directors (the “Board”) of Wilhelmina International, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), in connection with the Board’s solicitation of proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 13, 2017, at our offices at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, at 10:00 a.m., local time, or at any adjournment or postponement thereof. This Proxy Statement is being mailed to stockholders beginning on or around April 28, 2017.

Questions and Answers About the Annual Meeting and Voting

Q:	Why did I receive this Proxy Statement?

A:	The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on April 21, 2017, the record date for the Annual Meeting (the “Record Date”), and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation (the “Transfer Agent”), you are considered, with respect to those shares, the “stockholder of record.” This Proxy Statement, our 2016 Annual Report on Form 10-K (the “2016 Annual Report”), and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This Proxy Statement and the 2016 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet. You may not vote these shares in person at the Annual Meeting unless you obtain a proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares at the meeting.

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Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following matters:

•	Election of seven directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•	An amendment to our Restated Certificate of Incorporation to eliminate any class of preferred stock from the shares of capital stock the Company is authorized to issue;

•	An amendment to our Restated Certificate of Incorporation to decrease the number of shares of common stock the Company is authorized to issue from 12,500,000 shares to 9,000,000 shares;

•	Ratification of the appointment of Montgomery Coscia Greilich LLP (“MCG”) as the Company’s independent registered public accounting firm for fiscal year 2017; and

•	The transaction of such other business as may properly be brought before the Annual Meeting.

The Board recommends a vote “FOR” the election of each of its director nominees and “FOR” each of the other proposals described in this Proxy Statement.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•	By proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•	By telephone or the Internet. This is allowed if you are a beneficial owner of shares and your broker, bank or nominee offers this alternative.

•	In person at the Annual Meeting. All record stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a proxy from your broker, bank or nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	sending written notice of revocation to our Corporate Secretary;

•	submitting a new proxy dated later than the date of the revoked proxy; or

•	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a proxy from your broker, bank or nominee. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

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Q:	What if I return a signed proxy card, but do not vote for the matters listed on the proxy card?

A:	If you return a signed proxy card without indicating your vote, your shares will be voted, in accordance with the Board’s recommendation, “FOR” the election of each of its director nominees and “FOR” each of the other proposals described in this Proxy Statement.

Q:	Can my broker vote my shares for me?

A:	Brokers and nominees who have record ownership of shares held in “street name” (i.e., for account holders who are the beneficial owners of the shares) have the discretion to vote such shares on routine matters, but not on other matters. Brokers and nominees will have discretionary authority to vote on the ratification of auditors but will not have discretionary authority to vote on the election of directors or any of the other proposals described in this Proxy Statement. Please provide voting instructions to your broker or nominee so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a broker, bank or nominee), your shares will not be voted.

If your shares are held in street name and you do not provide voting instructions to your broker, bank or nominee, your broker, bank or nominee may nonetheless submit a proxy reflecting a “broker non-vote.” Broker non-votes will be considered present for purposes of determining a quorum at the Annual Meeting but not for any other purpose. Therefore, broker non-votes will not affect the outcome of any matter considered at the Annual Meeting.

Q:	How are votes counted?

A:	For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other proposals described in this Proxy Statement, you may vote “FOR” or “AGAINST” each proposal or you may “ABSTAIN” from voting on any proposal.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. You may not cumulate your votes. Thus, a stockholder is not entitled to cumulate his votes and cast them all for any single nominee or to spread his votes, so cumulated, among more than one nominee. Directors will be elected by a plurality of the votes cast at the Annual Meeting.

With respect to each other item of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Approval of each proposed amendment to our Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of all issued and outstanding shares of our common stock. For all other matters to be brought before the meeting, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote and represented in person or by proxy at the Annual Meeting (excluding broker non-votes) will decide the question. Therefore, if you “ABSTAIN” with respect to any matter, the abstention has the same effect as a vote “AGAINST.”

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of common stock, $0.01 par value per share, of the Company that you hold. As of the Record Date, there were 5,381,668 shares of our common stock issued and outstanding.

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Q:	What happens if a director nominee does not stand for election?

A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remainder of the nominees and may be voted for a substitute nominee in place of any nominee who does not stand. We have no reason to expect that any nominee will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the items of business described in this Proxy Statement, we are not aware of any other business to be brought before the Annual Meeting. If you grant a proxy, the person named as proxy holder will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A majority of the 5,381,668 shares of our common stock issued and outstanding as of the Record Date, represented in person or by proxy, constitutes a quorum at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be postponed or adjourned from time to time until a quorum is obtained.

Q:	How can I attend and vote my shares in person at the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the Record Date prior to your being admitted to the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank or nominee (i.e., in street name), you may be required to provide evidence of your ownership (such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership) in order to be admitted to the Annual Meeting.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. If you hold shares beneficially in street name with a broker, bank or nominee, please follow the voting instructions provided by your broker, bank or nominee.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except (a) as necessary to meet applicable legal requirements, (b) to allow for the tabulation of votes and certification of the vote, and (c) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

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Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Q:	How may I obtain a copy of the 2016 Annual Report and other financial information?

A:	A copy of the 2016 Annual Report is enclosed. Stockholders may request another free copy of the 2016 Annual Report and other financial information by contacting us at:

Wilhelmina International, Inc.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2016 Annual Report and other financial information at http://wilhelmina.com/new-york/investor-relations.

We will also furnish any exhibit to the 2016 Annual Report if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov.

Q:	What if I have questions for the Transfer Agent?

A:	Please contact the Transfer Agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, Texas 75034
Phone: (469) 633-0101

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact us at:

Wilhelmina International, Inc.
200 Crescent Court, Suite 1400
Dallas, Texas 75201
Attention: Corporate Secretary

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Proposals to be voted on at the annual meeting

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

There are seven nominees for election to the Board at the Annual Meeting to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify. All of the nominees currently serve as directors of the Company. Proxies may not be voted with respect to more than seven individuals in the election of directors at the Annual Meeting.

Except where authority to vote for a director has been withheld, the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of the nominees and may be voted for a substitute nominee in place of the nominee who did not stand. We have no reason to expect that any of the nominees will not stand for election. The election of directors will be determined by a plurality of the shares voted at the Annual Meeting.

The Board recommends a vote FOR election of each nominee below.

Nominees for Election to the Board

The following table sets forth information regarding the nominees for election to the Board at the Annual Meeting.

Name	Age	Positions with the Company
Mark E. Schwarz	56	Director and Executive Chairman
Clinton J. Coleman	40	Director
James A. Dvorak	48	Director
Horst-Dieter Esch	74	Director
Mark E. Pape	66	Director
James C. Roddey	84	Director
Jeffrey R. Utz	50	Director

Mark E. Schwarz

Mr. Schwarz has served as a director and Chairman of the Board since 2004, and as Executive Chairman since 2012.  Mr. Schwarz was the Company’s Chief Executive Officer from 2007 to 2012.  Since 1993, Mr. Schwarz has indirectly controlled Newcastle Partners, L.P. (“Newcastle LP”), a private investment firm, and served as the Chairman, Chief Executive Officer and Portfolio Manager of its general partner, Newcastle Capital Management, L.P. (“NCM”). Mr. Schwarz presently serves as Chairman of the boards of directors of Hallmark Financial Services, Inc., a specialty property and casualty insurance company, and Rave Restaurant Group, Inc., an operator and franchisor of pizza restaurants. Within the past five years, Mr. Schwarz has served as a director of SL Industries, Inc., a developer of power systems used in a variety of aerospace, computer, datacom, industrial, medical, telecom, transportation and utility equipment applications. He also serves as a director of various privately held companies. The Board believes that Mr. Schwarz should serve as a director of the Company due to his extensive business and investment expertise, broad director experience and significant direct and indirect shareholdings in the Company. (See, Security Ownership of Certain Beneficial Owners and Management.)

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Clinton J. Coleman

Mr. Coleman has served as a director since 2011.  He has since 2010 served as the Chief Executive Officer of Bell Industries, Inc., a company primarily engaged in providing information technology services.  Mr. Coleman has served as an investment professional with NCM since 2005, including as a Managing Director (2012 to present) and Vice President (2005 to 2012).  Mr. Coleman is also a director of Rave Restaurant Group, Inc., and served as its interim Chief Executive Officer from July 2016 to January 2017 and from June to November 2012, and served as its interim Chief Financial Officer from July 2006 to January 2007.  Prior to joining NCM, Mr. Coleman served as a portfolio analyst with Lockhart Capital Management, L.P., an investment partnership, from 2003 to 2005.  From 2002 to 2003, Mr. Coleman served as an associate with Hunt Investment Group, L.P., a private investment group.  Previously, Mr. Coleman was an associate director with the Mergers & Acquisitions Group of UBS.  Mr. Coleman is also a director of several privately held companies.  The Board believes that Mr. Coleman should serve as a director of the Company due to his experience in investment management and the management of publicly traded and privately held companies engaged in a wide range of industries, as well as his significant transactional experience.

James A. Dvorak

Mr. Dvorak has served as a director since 2011.  He has served as an investment professional with NCM since 2008, including as a Managing Director (2012 to present) and Vice President (2008 to 2012).  Since February 2017, Mr. Dvorak has also served as Senior Vice-President – Investments at Hallmark Financial Services, Inc., a specialty property and casualty insurance company. Mr. Dvorak served as a consultant and subsequently a Senior Investment Analyst with Falcon Fund Management, a Dallas-based investment firm, from 2006 to 2007, and as a Vice President with Fagan Capital, an investment firm located in Irving, Texas, from 1999 to 2006.  Previously, Mr. Dvorak was with Koch Industries, a diversified energy, chemicals and materials provider, as Chief Financial Officer of a business unit and as a board member of a Koch affiliate.  Mr. Dvorak has additional experience as a management consultant with Booz Allen & Hamilton in Chicago, Illinois. The Board believes that Mr. Dvorak should serve as a director of the Company due to his experience as a business executive, professional investor and management consultant, including expertise in strategic planning, business development and financial and operational analysis.

Horst-Dieter Esch

Mr. Esch has served as a director since 2010. He is a private investor and, since 2012, has served as the Chairman of the board of directors of Snell Real Estate, a real estate agency in Las Cabos, Mexico.  From 2008 to 2011, he served as the Chairman of USA Team Handball, the national governing body for the Olympic sport of handball. During 2009, Mr. Esch was a consultant to the Company. Mr. Esch was a principal owner and Chairman of Wilhelmina International, Ltd. and its affiliated companies prior to their acquisition by the Company in 2009. The Board believes that Mr. Esch should serve as a director of the Company due to his lengthy experience in the model and artist management business, his familiarity with the history and operations of the Company and its predecessor, and his leadership, strategic planning and business development skills.

Mark E. Pape

Mr. Pape has served as a director since 2011.  He has served as the Chairman of the boards of directors of H2Options, Inc., a water conservation design/installation firm, since 2009, and U.S. Rain Group, Inc., a private equity company investing in water conservation opportunities, since 2013.  He is also currently a director of Hallmark Financial Services, Inc., a specialty property and casualty insurance company. He served as the Chief Financial Officer of Oryon Technologies, Inc., a lighting technology company, from 2010 to 2014, and as a director from May 2012 to January 2014.  Oryon Technologies, Inc. filed a petition under Chapter 11 of the federal Bankruptcy Code in May 2014. Mr. Pape served as a partner at Tatum LLC, an executive services firm, from 2008 to 2009.  From 2005 to 2007, he served as Executive Vice President and Chief Financial Officer at Affirmative Insurance Holdings, Inc., a property/casualty insurance company specializing in non-standard automobile insurance, and served on its board of directors and audit committee from 2004 to 2005.  Mr. Pape served as the Chief Financial Officer of HomeVestors of America, Inc., a franchisor of home acquisition services, during 2005; as President and Chief Executive Officer of R.E. Technologies, Inc., a provider of software tools to the housing industry, from 2002 to 2005; as Senior Vice President and Chief Financial Officer of LoanCity.com, a start-up e-commerce mortgage bank, from 1999 to 2001; as Vice President-Planning for Torchmark Corporation, a life/health insurance holding company, from 1998 to 1999; as Senior Vice President and Chief Financial Officer of United Dental Care, Inc., a dental benefits insurance company, from 1995 to 1997; and as Executive Vice President and Chief Financial Officer of American Income Holding, Inc., a life insurance company, from 1991 to 1994. Previously, Mr. Pape was engaged in investment banking from 1979 to 1991 with First City National Bank of Houston, Merrill Lynch Capital Markets Group, the First Boston Corporation and then Bear, Stearns & Co. He began his career in 1974 as an auditor with KPMG LLP. He is a certified public accountant licensed in Texas. The Board believes that Mr. Pape should serve as a director due to his leadership and operational skills developed as a business executive, his background in finance and financial services, and his experience as a director of both private and public companies.

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James C. Roddey

Mr. Roddey has served as a director of the Company since November 2013. He had previously served as a director from 2011 to September 2013 and has been a director of seven publicly traded companies during his career.  Mr. Roddey has served as a director of Baker Tilly Virchow Krause, LLP, an accounting and business advisory firm, since its acquisition of ParenteBeard, LLP in 2014. He had previously served as Principal-Business Consulting Services of the accounting and advisory firm of ParenteBeard and its predecessor, McCrory & McDowell LLC, since 2007.  Mr. Roddey was a partner at the Hawthorne Group, an investment and management company, from 2004 to 2007 and from 1978 to 2000.  From 2000 to 2004, he served as the Chief Executive of Allegheny County, Pennsylvania.  Mr. Roddey was a director of SEEC, Inc., a software provider for the insurance and financial services industry, from 2005 to 2008.  Earlier in his career, he served as President and a director of Turner Communications, Inc. and Rollins Communication, Inc. and, while associated with the Hawthorne Group, President and Chief Executive Officer of Pittsburgh Outdoor Advertising, Gateway Outdoor Advertising and International Sports Marketing, among other companies. The Board believes that Mr. Roddey should serve as a director due to his lengthy executive experience in a variety of industries through which he has developed significant managerial, operational and financial expertise.

Jeffrey R. Utz

Mr. Utz has served as a director of the Company since 2013. Since December 2015, he has served as an Area President of Arthur J. Gallagher & Co., an international provider of property/casualty insurance and risk management programs. From 1978 to 2015, Mr. Utz was a principal and owner of Silver King Insurance Holdings, Inc., an insurance agency and provider of benefits and risk management consulting services. Previously, he worked at Great American Insurance Company, a specialty insurance company, and Fred A. Moreton & Company, an insurance brokerage firm.  The Board believes that Mr. Utz should serve as a director due to his experience as a business executive, including his leadership, operational, sales and marketing and business strategy skills, as well as his risk management expertise.

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Family Relationships

There are no family relationships between any of the Company’s directors and executive officers.

Arrangements Regarding Election of Directors

In 2008, Mr. Esch and his affiliate, Lorex Investments AG (collectively, the “Esch Parties”), Brad Krassner and his affiliate, Krassner Family Investments Limited Partnership (collectively the “Krassner Parties”) and Newcastle LP entered into a Mutual Support Agreement with respect to the election of directors to the Board. The Mutual Support Agreement was subsequently amended in 2010 to provide for the election of independent directors. The Krassner Parties ceased to have any rights or obligations under the Mutual Support Agreement (as amended, the “MSA”) upon becoming the beneficial owner of less than 5% of the outstanding shares of the Company’s common stock in 2012. The MSA will terminate upon the earlier of (a) the written agreement of the remaining parties, or (b) either the Esch Parties or Newcastle LP becoming the beneficial owner of less than 5% of the outstanding shares of the common stock of the Company.

Pursuant to the MSA, the Esch Parties and Newcastle LP have agreed to use their commercially reasonable efforts (including the voting of all of their shares) to cause the Board to at all times be comprised of seven directors which include (a) three persons designated by Newcastle LP, (b) one person designated by Mr. Esch, (c) one additional person designated by Newcastle LP from a list of four independent candidates proposed by Mr. Esch, and (d) one additional person designated by Mr. Esch from a list of four independent candidates proposed by Newcastle LP. The MSA contains detailed provisions concerning the characteristics of the independent candidates to be proposed by each of Mr. Esch and Newcastle LP for selection by the other.

Messrs. Schwarz, Coleman and Dvorak have been elected to the Board as designees of Newcastle LP under the MSA and Mr. Esch has been elected to the Board as his own designee. In addition, pursuant to the MSA, Mr. Utz has been elected to the Board as an independent director proposed by Mr. Esch and designated by Newcastle LP and Mr. Pape has been elected to the Board as an independent director proposed by Newcastle LP and designated by Mr. Esch. Mr. Roddey was initially elected to the Board as an independent director proposed by Mr. Esch and designated by Newcastle LP, but was not re-proposed by Mr. Esch for election at the 2013 Annual Meeting of Stockholders. However, in November 2013, the Board elected Mr. Roddey as a director to fill the vacancy previously created by the resignation of Mr. Krassner in September 2012.

PROPOSALS NO. 2 & 3 – INTRODUCTION

The Restated Articles of Incorporation of the Company presently authorize the issuance of 22,500,000 shares of capital stock consisting of 12,500,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share. On April 4, 2017, the Board unanimously adopted resolutions proposing amendments of the Restated Articles of Incorporation of the Company to (a) eliminate any class of preferred stock from the shares of capital stock the Company is authorized to issue (the “Preferred Stock Elimination Amendment”), and (b) reduce the number of shares of common stock. $0.01 par value per share, that the Company is authorized to issue to 9,000,000 shares (the “Common Stock Reduction Amendment”). The primary purpose of each proposed amendment is to reduce the Company’s annual Delaware franchise tax liability. Under Delaware law, each amendment must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock.

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The Preferred Stock Elimination Amendment and the Common Stock Reduction Amendment are each independent of the other. Neither proposed amendment is conditioned upon shareholder approval of the other proposed amendment. However, for illustrative purposes only, if both the Preferred Stock Elimination Amendment and the Common Stock Reduction Amendment were to be approved by shareholders and implemented by the Board, the Restated Articles of Incorporation of the Company would be amended by deleting Article 4.2 in its entirety and replacing Article 4.1 with the following Article 4.1:

“4.1 Total Number of Shares of Stock. The total number of shares of all classes of stock that the corporation shall have authority to issue is nine million (9,000,000) shares of common stock, par value $0.01 per share (‘Common Stock’).”

The Board recommends a vote FOR both Proposal No. 2 approving the Preferred Stock Elimination Amendment and Proposal No. 3 approving the Common Stock Reduction Amendment.

PROPOSAL NO. 2 – APPROVAL OF THE PREFERRED STOCK ELIMINATION AMENDMENT

Article 4.1 of the Restated Articles of Incorporation of the Company presently authorizes the issuance of 10,000,000 shares of preferred stock, par value $0.01 per share. Article 4.2 of the Restated Articles of Incorporation authorizes the Board to create and issue series of such preferred stock and to fix the number of shares, powers, designations, preferences, rights, qualifications, limitations and restrictions of each such series of preferred stock.

The Board previously filed a Certificate of Designation in accordance with the Restated Articles of Incorporation and Delaware law creating a class of 1,000,000 shares of Series A Junior Participating Preferred Stock issuable in connection with our former shareholder rights plan. However, the shareholder rights plan has expired by its terms and no shares of the Series A Junior Participating Preferred Stock or any other class of preferred stock authorized by the Restated Articles of Incorporation have ever been issued. The Preferred Stock Elimination Amendment would eliminate the presently designated Series A Junior Participating Preferred Stock and remove the Board’s authority to create or issue any other series of preferred stock.

The primary purpose of the Preferred Stock Elimination Amendment is to reduce the Company’s annual Delaware franchise tax liability. Eliminating the authorized preferred stock would also protect the interests of holders of the common stock by precluding the Board from creating and issuing a class of preferred stock with rights, privileges and preferences senior to the common stock.

Under Delaware law, the Preferred Stock Elimination Amendment must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock. Even if approved by shareholders, the Board retains the discretionary authority not to file Articles of Amendment implementing the Preferred Stock Elimination Amendment if it subsequently determines that to do so would not be in the best interests of the Company and its shareholders.

Approval of the Preferred Stock Elimination Amendment is separate from, and not conditioned upon approval of, the Common Stock Reduction Amendment described in Proposal No. 3 below. For illustrative purposes only, if only the Preferred Stock Elimination Amendment were to be approved by shareholders and implemented by the Board, Article 4.2 of the Restated Articles of Incorporation of the Company would be deleted in its entirety and Article 4.1 would be replaced by the following Article 4.1:

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“4.1 Total Number of Shares of Stock. The total number of shares of all classes of stock that the corporation shall have authority to issue is twelve million five hundred thousand (12,500,000) shares of common stock, par value $0.01 per share (‘Common Stock’).”

The Board recommends a vote FOR Proposal No. 2 approving the Preferred Stock Elimination Amendment.

PROPOSAL NO. 3 – APPROVAL OF THE COMMON STOCK REDUCTION AMENDMENT

Article 4.1 of the Restated Articles of Incorporation of the Company presently authorizes the issuance of 12,500,000 shares of common stock, par value $0.01 per share. The Common Stock Reduction Amendment would reduce the number of shares of our common stock authorized for issuance to a total of 9,000,000 shares. The Common Stock Reduction Amendment would not affect the par value of our common stock or make any change to shares of our common stock which are presently issued (whether outstanding or in treasury). The primary purpose of the Common Stock Reduction Amendment is to reduce the Company’s annual Delaware franchise tax liability.

Under Delaware law, the Common Stock Reduction Amendment must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock. Even if approved by shareholders, the Board retains the discretionary authority not to file Articles of Amendment implementing the Common Stock Reduction Amendment if it subsequently determines that to do so would not be in the best interests of the Company and its shareholders

Approval of the Common Stock Reduction Amendment is separate from, and not conditioned upon approval of, the Preferred Stock Elimination Amendment described in Proposal No. 2 above. For illustrative purposes only, if only the Common Stock Reduction Amendment were to be approved by shareholders and implemented by the Board, Article 4.2 of the Restated Articles of Incorporation of the Company would remain intact and Article 4.1 would be replaced by the following Article 4.1:

“4.1 Total Number of Shares of Stock. The total number of shares of all classes of stock that the corporation shall have authority to issue is nineteen million (19,000,000). Of such shares, (i) nine million (9,000,000) shall be common stock, par value $0.01 per share (‘Common Stock’), and (ii) ten million (10,000,000) shall be preferred stock, par value $0.01 per share (‘Preferred Stock’).”

The Board recommends a vote FOR Proposal No. 3 approving the Common Stock Reduction Amendment.

PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Montgomery Coscia Greilich LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Although the selection of MCG does not require ratification, the Board has directed that the appointment of MCG be submitted to stockholders for ratification due to the significance of their appointment to the Company. If stockholders do not ratify the appointment of MCG as the Company’s independent registered public accounting firm, the Audit Committee will consider the appointment of other certified public accountants. A representative of MCG is expected to be present at the Annual Meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement.

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The Board recommends a vote “FOR” Proposal No. 4 ratifying the selection of MCG as the Company’s independent registered public accounting firm for fiscal year 2017.

Corporate Governance

Board Leadership Structure

Our governing documents provide the Board with flexibility to determine the appropriate leadership structure for the Board and the Company, including whether it is appropriate to separate the roles of our Chairman of the Board and our Chief Executive Officer. In making these determinations, the Board considers numerous factors, including the specific needs and strategic direction of the Company and the size and membership of the Board at the time.

Mark E. Schwarz serves as the Executive Chairman of the Company. In such capacity, he functions as both the chairman of the Board and an executive officer with responsibilities for corporate strategy, capital allocation and business acquisitions. William J. Wackermann serves as the President and Chief Executive Officer of the Company but is not a director. The Board believes that this leadership structure is appropriate because it permits Mr. Schwarz to provide Board leadership independent of operational management, while still providing the Company the benefit of his business and investment expertise. As a result, the Board believes that all directors are able to objectively evaluate the management and operations of the Company. The Board also believes that, as a result of his significant beneficial ownership of Common Stock, Mr. Schwarz’s role as Executive Chairman enhances the focus of the Board on building stockholder value. (See, Security Ownership of Certain Beneficial Owners and Management.)

Board Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings, at which the Board regularly discusses areas of material risk to the Company (including operational, financial, legal and regulatory, and strategic and reputational risks), and at meetings of the Audit Committee. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Director Independence

Annually, as well as in connection with the election or appointment of a new director to the Board, the Board considers the Company’s business and other relationships with each director.  The Board determines whether directors are “independent” under Nasdaq’s listing standards.  The Board has determined that Messrs. Esch, Pape, Roddey and Utz are independent under Nasdaq’s listing standards. The Board has determined that Messrs. Schwarz, Coleman and Dvorak are not independent under Nasdaq’s listing standards.

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Meetings and Committees of the Board of Directors

The Board met six times during 2016 and also approved various matters by unanimous written consent. Each of the directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board, and (b) the total number of meetings of all committees of the Board on which he served. The Company has no policy with respect to directors attending the Annual Meeting of Stockholders. One of the incumbent directors was present at the Company’s 2016 Annual Meeting of Stockholders.

The Board currently has a separately-designated Audit Committee and Compensation Committee, but does not have a separately-designated Nominating Committee. The Audit Committee met six times during the fiscal year ended December 31, 2016. The Compensation Committee did not meet during 2016 but approved certain matters by unanimous written consent.

Audit Committee

The Audit Committee, among other things, meets with our independent registered public accounting firm and management representatives, recommends to the Board appointment of an independent registered public accounting firm, approves the scope of audits and other services to be performed by the independent registered public accounting firm, considers whether the performance of any professional services by the independent registered public accounting firm other than services provided in connection with the audit function could impair the independence of the independent registered public accounting firm, and reviews the results of audits and the accounting principles applied in financial reporting and financial and operational controls. The independent registered public accounting firm has unrestricted access to the Audit Committee and vice versa.

The incumbent Audit Committee is comprised of Mark E. Pape (chairman), James C. Roddey and Jeffrey R. Utz, each of whom is independent as independence for audit committee members is defined under the listing standards of Nasdaq. The Board has determined that each of Messrs. Pape, Roddey and Utz each qualifies as an “audit committee financial expert,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has adopted a written Charter of the Audit Committee, which is available at http://wilhelmina.com/new-york/investor-relations.

Compensation Committee

The Compensation Committee determines policies and procedures relating to compensation, employee stock options and other benefit plans of executive officers and other key employees. Compensation is determined pursuant to discussions and analysis by the Compensation Committee based on factors that may include a review of the individual’s performance, the scope of responsibility for the applicable position, the experience level necessary for the applicable position, certain peer group compensation levels and the performance of the Company. The Executive Chairman makes recommendations to the Compensation Committee regarding the amount and form of compensation for the Company’s executive officers and other key employees and the Compensation Committee takes such recommendations into account in its review.

The incumbent Compensation Committee is comprised of James C. Roddey (chairman), Mark E. Pape and Jeffrey R. Utz, each of whom is independent under the listing standards of Nasdaq. The Board has adopted a written Charter of the Compensation Committee, which is available at http://wilhelmina.com/new-york/investor-relations.

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Full Board Serving Function of Nominating Committee

The Company qualifies as a “controlled company” under Nasdaq rules. In reliance on an exemption to Nasdaq rules for a controlled company, the Company does not maintain a separate nominating committee or require that independent directors comprising a majority of the board select nominees for director.

The Company’s full Board currently serves the function of a nominating committee. The Board believes it is appropriate for the Company not to have a nominating committee at this time because, pursuant to the MSA, stockholders holding approximately 64.4% of our outstanding shares have agreed to use their commercially reasonable efforts (including the voting of all of their shares) to cause the Board to at all times be comprised of seven directors which include (a) a total of four nominees directly designated by such holders, and (b) an additional two independent nominees pre-approved by the other party to the MSA. (See, Proposal No. 1 - Election of Directors – Arrangements Regarding Election of Directors.) Consequently, as a practical matter, the election of directors to the Board will be controlled by these stockholders for the foreseeable future.

Director Nomination Process

Members of the Board who are parties to the MSA identify prospective candidates to serve as directors, review candidates’ credentials and qualifications, and interview prospective candidates, in accordance with the terms of the MSA. Subject to the terms of the MSA, the members of the Board also consider and discuss other stockholder recommendations for director nominees. Recommendations for director nominees may come from a wide variety of sources, including stockholders, business contacts, community leaders, other third-party sources and members of management. The Board will initially evaluate any such prospective nominee on the basis of his or her resume and other background information that has been made available to the Board and follow up with the prospective nominee. Except with respect to nominations in accordance with the MSA, the Board does not anticipate that the Company will differentiate evaluating nominees based on the source of their nomination. While the Board will consider candidates recommended by stockholders as discussed above, it has not adopted formal procedures to be followed by stockholders for submitting such recommendations in light of the nomination provisions of the MSA, which provides for identification and selection procedures with respect to all but one seat on the Board at this time.

The Board seeks to attract director nominees of personal integrity whose diversity of business background and experience will represent the interests of all stockholders. There is no specific requirement for minimum qualifications or skills that candidates must possess. Director candidates are evaluated based on a number of qualifications, including their judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy and risk management skills.

Stockholder Communications with the Board

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board generally or a specific director at any time by writing to the Company at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn: Corporate Secretary. The Corporate Secretary reviews all messages received, and forwards any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board. The Corporate Secretary has the right, but not the obligation, to forward such other communications to appropriate channels within the Company.

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Stockholder Proposals

If a stockholder wishes to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2018 Annual Meeting of Stockholders, the proposal must be received in proper form at the Company’s principal executive offices on or before December 29, 2017 in order to have the proposal included in the proxy materials of the Company for such meeting. If a stockholder wishes to submit a proposal at the 2018 Annual Meeting of Stockholders outside the processes of Rule 14a-8 promulgated under the Exchange Act, the stockholder must notify the Company in writing of such proposal on or before March 14, 2018 in order to have that proposal considered at such meeting.

To be in proper form, a stockholder’s notice must include information concerning the proposal. A stockholder who wishes to submit a proposal is encouraged to seek independent counsel with regard to the SEC requirements. The Company may exclude any proposal that does not meet the SEC’s requirements for submitting a proposal, and reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Notices of intention to submit proposals for or at the Company’s 2018 Annual Meeting of Stockholders should be addressed to the Company at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, Attn: Corporate Secretary.

Code of Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that sets forth legal and ethical standards of conduct applicable to all directors, officers and employees of the Company. The Code of Ethics is available on the Company’s website at http://wilhelmina.com/new-york/investor-relations.

Review, Approval or Ratification of Transactions with Related Persons

The Board reviews all relationships and transactions with the Company in which our directors or executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.  The Board is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related party transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction.  In addition, the Audit Committee reviews and approves or ratifies any related party transaction that is required to be disclosed pursuant to SEC or Nasdaq rules.  In the course of its review and approval or ratification of a related party transaction, the Audit Committee considers: (i) the nature of the related person’s interest in the transaction, (ii) the material terms of the transaction, including, without limitation, the amount and type of transaction, (iii) the importance of the transaction to the related person, (iv) the importance of the transaction to the Company, (v) whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company, and (vi) any other matters the Audit Committee deems appropriate. Any member of the Board who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction. (See, Related Party Transactions.)

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Compensation of Directors

The Company’s current standard compensation arrangement for non-employee directors permits each non-employee director to elect to receive either (a) an annual cash retainer of $28,000, (b) options to purchase 100,000 shares of the Common Stock at the closing price on the date of grant, or (c) a combination of cash retainer and stock options. During fiscal 2016, each non-employee director elected to receive all of his compensation in cash. The Chairman of the Audit Committee and the Compensation Committee each receive an additional annual cash retainer of $2,500, and each member of the Audit Committee and Compensation Committee receive an additional annual cash retainer of $1,000.

The following table sets forth information concerning the compensation of the non-employee directors of the Company for the fiscal year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)[1]	All Other Compensation ($)	Total ($)
Clinton J. Coleman	28,000	---	---	28,000
James A. Dvorak	28,000	---	---	28,000
Horst-Dieter Esch	28,000	---	---	28,000
Mark E. Pape	31,500	---	---	31,500
James C. Roddey	31,500	---	---	31,500
Jeffrey R. Utz	30,000	---	---	30,000

[1]	As of December 31, 2016, no stock options were outstanding to any of the non-employee directors.

EXECUTIVE OFFICERS

The following table sets forth information regarding the Company’s current executive officers.

Name	Age	Positions with the Company
Mark E. Schwarz	56	Director and Executive Chairman
William J. Wackermann	49	Chief Executive Officer
James A. McCarthy	40	Chief Financial Officer

William J. Wackermann

Mr. Wackermann became the Company’s Chief Executive Officer in January 2016.  He served as Executive Vice President and Publishing Director of Condé Nast, a division of Advance Publications, from 2010 to 2015.  Mr. Wackermann also served as Chief Revenue Officer of Condé Nast in 2015.  In these roles, he was responsible for revenue growth and marketing oversight of several Condé Nast brands, including Glamour, Condé Nast Traveler, W, Details, Bon Appétit and Brides. Mr. Wackermann previously served as Senior Vice President/Publishing Director at Condé Nast from 2008 to 2010 and Vice President/Publisher Glamour at Condé Nast from 2004 to 2008 (Senior Vice President commencing in 2006).

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James A. McCarthy

Mr. McCarthy was appointed Chief Financial Officer of the Company effective April 2016. Prior to joining the Company, Mr. McCarthy had since 2009 served as the Controller of Orchard Media, Inc., a music, video and film distribution company that was ultimately acquired by a subsidiary of Sony Corporation. Previously, he had since 1999 been a Senior Manager at the international accounting firm of Ernst & Young LLP. Mr. McCarthy is a Certified Public Accountant licensed in New York.

Summary Compensation Table

The following table summarizes the compensation earned during the fiscals years ended December 31, 2016 and 2015, by each person who served as an executive officer of the Company at any time during fiscal 2016 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)[1]	All Other Compensation ($)[2]	Total ($)
Mark E. Schwarz Executive Chairman	2016 2015	150,000 150,000	--- ---	--- ---	--- ---	150,000 150,000

William J. Wackermann Chief Executive Officer	2016 2015	466,057 ---	--- ---	731,893 ---	--- ---	1,197,950 ---

James A. McCarthy Chief Financial Officer	2016 2015	154,358 ---	15,000 ---	101,151 ---	--- ---	270,509 ---

Alex Vaickus[3] Chief Executive Officer	2016 2015	32,403 500,000	--- ---	--- ---	208,333 ---	240,736 500,000

David S. Chaiken[4] Chief Accounting Officer	2016 2015	85,528 275,000	--- ---	--- 38,949	45,833 ---	131,361 313,949

[1]	Reflects the fair value of each stock option estimated on the date of grant using the Black-Scholes option pricing model. Assumptions used in calculating this amount are included in Note 10 to the financial statements included in the Company’s Annual Report Form 10-K. On January 26, 2016, Mr. Wackermann was granted options to purchase 200,000 shares of common stock at the fair market value on the date of grant of $6.50 per share. On April 25, 2016, Mr. McCarthy was granted options to purchase 30,000 shares of common stock at the fair market value on the date of grant of $7.36 per share. Both grants vest in five equal annual installments and expire ten years from the date of grant.

[2]	Represents post-employment severance payments.

[3]	The employment of Mr. Vaickus was terminated as of January 26, 2016. All options held by Mr. Vaickus terminated unexercised in connection with the termination of his employment.

[4]	Mr. Chaiken was appointed Chief Accounting Officer on January 23, 2015, and his employment was terminated on April 22, 2016. All options held by Mr. Chaiken terminated unexercised in connection with the termination of his employment.

Employment Agreements

Mr. Wackermann entered into an Employment Agreement with the Company effective January 26, 2016. Under the Employment Agreement, Mr. Wackermann is paid (a) a base annual salary of $500,000 and (b) certain performance bonuses ranging from between 7.5% and 15% of earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the Company’s wholly owned subsidiaries in excess of certain thresholds starting at $5.5 million per year. The calculation of EBITDA includes Mr. Wackermann’s base salary and other compensation related expense, but excludes the relevant bonus, for purposes of determining whether an EBITDA threshold is met. In accordance with the Employment Agreement, Mr. Wackermann has received two consecutive annual grants of options to purchase 200,000 shares of the Company’s common stock at the fair market value on the date of grant, which stock options vest in five equal annual installments and terminate ten years from the date of grant. Subsequent grants will be determined in the discretion of the Board of Directors. The term of the Employment Agreement is two (2) years, subject to an annual one year renewal unless notice of non-renewal is provided by either party prior to ninety (90) days before the end of the applicable term.

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Under his Employment Agreement, in the event that Mr. Wackermann’s employment is terminated without cause or for good reason, he is entitled to receive continued salary for the lesser of (a) the remaining months on the term of the Employment Agreement and (b) the Number of Qualifying Months. The “Number of Qualifying Months” means three (3) months plus, for each twelve (12) month renewal period that occurred under the Employment Agreement, one (1) additional month. Pursuant to the Employment Agreement, Mr. Wackermann is restricted from competing with the Company for a period of one year from the date of termination and is subject to certain covenants of confidential and non-solicitation.

Mr. McCarthy has entered into an employment letter with the Company confirming his at-will employment.  The employment letter provides for a starting base salary of $225,000 per year and a discretionary annual bonus targeted at 30% of base salary based on the achievement of financial, strategic and/or personal goals to be set by the Board of Directors. Mr. McCarthy is eligible to participate in the Company’s 2015 Incentive Plan and is entitled to all other benefits offered by the Company to its employees.  In accordance with the employment letter, Mr. McCarthy was initially granted options to purchase 30,000 shares of the Company’s common stock at an exercise price equal to the fair market value on the date of grant, which stock options vest in five equal annual installments and terminate ten years from the date of grant. In the event Mr. McCarthy’s employment with the Company is terminated without cause, he will be entitled to receive 60 days of base salary. Pursuant to the employment letter, Mr. McCarthy is restricted from competing with the Company for a period of one year from the date of termination and is subject to certain covenants of confidential and non-solicitation.

Mr. Vaickus entered into an Employment Agreement with the Company on August 29, 2012 and was subsequently appointed Chief Executive Officer on September 25, 2012.  The Employment Agreement provided for Mr. Vaickus to be paid (a) a base annual salary of $500,000, and (b) an annual performance bonus ranging from 7.5% to 15% of pre-bonus EBITDA (as defined therein) in excess of certain thresholds starting at $5.5 million per year. The Employment Agreement also provided for the annual grant to Mr. Vaickus of options to purchase 100,000 shares of the Common Stock at an exercise equal to the closing price on the date of grant, with such options to vest in five equal annual installments and terminate ten years from the grant date.

The employment of Mr. Vaickus was terminated by the Company as of January 26, 2016. In accordance with the terms of the Employment Agreement, the Company paid to Mr. Vaickus his base salary of $41,667 per month for five months following the date of termination. All options held by Mr. Vaickus terminated unexercised in connection with the termination of his employment. Pursuant to the Employment Agreement, Mr. Vaickus was restricted from competing with the Company for a period of one year from the date of termination and is subject to certain covenants of confidential and non-solicitation.

Mr. Chaiken was appointed Chief Accounting Officer of the Company on January 23, 2015, pursuant to an Offer Letter providing for an annual base salary of $275,000, increasing to $300,000 upon the satisfaction of certain objectives.  Mr. Chaiken was also eligible to earn an annual cash bonus of up to $40,000 based on the achievement of certain targets. In accordance with the Offer Letter, Mr. Vaickus was also granted options to purchase 10,000 shares of the Common Stock at an exercise price equal to the closing price on the date of grant, such options to vest in five equal annual installments and terminate ten years from the grant date.

The employment of Mr. Chaiken was terminated by the Company as of April 22, 2016. Pursuant to the terms of the Offer Letter, Mr. Chaiken was paid his base salary of $45,833 per month for 60 days following the date of termination. All options held by Mr. Chaiken terminated unexercised in connection with the termination of his employment. Pursuant to the Offer Letter, Mr. Chaiken was restricted from competing with the Company for a period of one year from the date of termination and is subject to certain covenants of confidential and non-solicitation.

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Except as described above, the Company has no plans or arrangements that provide for payment to any Named Executive Officer in connection with the resignation, retirement or other termination of such Named Executive Officer or a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth certain information regarding equity awards held by the Named Executive Officers as of December 31, 2016, consisting solely of unexercised stock options.

Name	Number of Securities Underlying Unexercised Options[1]		Option Exercise Price ($)	Option Expiration Date
	Exercisable (#)	Unexercisable (#)
Mark E. Schwarz	---	---	---	---
William J. Wackermann	---	200,000	6.50	01/26/2026
James A. McCarthy	---	30,000	7.36	04/25/2026

[1]	All outstanding options vest in five equal annual installments from the date of grant.

RELATED PARTY TRANSACTIONS

The Company’s corporate headquarters are located at 200 Crescent Court, Suite 1400, Dallas, Texas 75201, which are also the offices of NCM. Pursuant to a services agreement with NCM, the Company receives the use of NCM’s facilities and equipment, as well as accounting, legal and administrative services from employees of NCM, on a month-to-month basis for a fixed fee of $2,500 per month. The Company paid $30,000 to NCM in each of fiscal 2016 and 2015 pursuant to the services agreement. Mr. Schwarz is the Chairman, Chief Executive Officer and Portfolio Manager of NCM, which is the general partner of Newcastle LP. Messrs. Coleman and Dvorak are Managing Directors of NCM.

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INDEPENDENT AUDITORS

The firm of Montgomery Coscia Greilich LLP (“MCG”) has served as the Company’s independent registered public accounting firm for the 2016 and 2015 fiscal years. The following table presents fees for professional services rendered by MCG for the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015, as well as fees billed for other services rendered by MCG during each period.

	Fiscal 2016	Fiscal 2015
Audit Fees[1]	$203,300	$165,000
Audit-Related Fees	---	---
Tax Fees[2]	$4,306	$41,094
All Other Fees	---	---

[1]	Represents fees for audit of the financial statements contained in the Company’s Annual Report on Form 10-K and review of financial statements included in its Quarterly Reports on Form 10-Q. A portion of the fees attributable to the indicated fiscal year were paid in the subsequent fiscal year.

[2]	Represents fees for professional services relating to tax compliance, tax advice and tax planning.

All services to be performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee.  Limited amounts of services (other than audit, review or attest services) may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting. All of the services performed by MCG for the 2016 and 2015 fiscal years were pre-approved by the Audit Committee.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is currently composed of three directors and acts under a written charter approved and adopted by the Board. The Audit Committee reviews its charter on an annual basis. Each of the members is independent as defined by all Nasdaq and SEC requirements. The Board annually reviews the relevant definitions of independence for audit committee members and makes an annual determination of the independence of Audit Committee members.

The Board has determined that each member of the Audit Committee is an “audit committee financial expert,” as defined by SEC rules and regulations. This designation does not impose any duty, obligation or liability that is greater than is generally imposed on a member of the Audit Committee and the Board, and designation as an audit committee financial expert does not affect the duty, obligation or liability of any member of the Audit Committee or the Board.

The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2016. It also discussed with MCG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee has received the written disclosures and the letter from MCG required by applicable requirements of the PCAOB regarding MCG’s communications with the Audit Committee concerning independence and the Audit Committee discussed with MCG that firm’s independence.

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The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s annual report. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditor, MCG, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements to generally accepted accounting principles.

Based on the discussions with MCG concerning the audit, the financial statement review, and other such matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2016 be included in the Company’s 2016 Annual Report on Form 10-K for filing with the SEC.

Submitted to the Board by the undersigned members of the Audit Committee.

Audit Committee

Mark Pape (Chairman)
James Roddey Jeffrey Utz

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date, concerning beneficial ownership of the Common Stock of the Company by:

•	Any person or group known to beneficially own more than 5% of the Common Stock;
•	Each current director and current executive officer of the Company; and
•	All current directors and current executive officers as a group.

The information provided in the table is based on the Company’s records, information filed with the SEC and other information provided to the Company. The number of shares beneficially owned by each person or group is determined under SEC rules, and the information is not necessarily indicative of ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the person or group has sole or shared voting or investment power and includes any shares that the person or group has the right to acquire within 60 days after the determination date through the exercise of any stock option or other right. Unless otherwise indicated, (a) all persons have sole voting and investment power (or share such powers with their spouse) with respect to the shares shown as beneficially owned by them, (b) the mailing address for all persons is the same as that of the Company, and (c) the directors and current executive officers have not pledged as security any of the shares beneficially owned by them.

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	No. of Shares
	Beneficially	Percent
Beneficial Owner	Owned	Of Class

5% Beneficial Owners:
Newcastle Partners, L.P.[1,3]	2,430,725	45.2
Newcastle Capital Management, L.P. [1]
Newcastle Capital Group, L.L.C. [1]
NCM Services, Inc. [1]
Schwarz 2012 Family Trust[1]
Mark E. Schwarz[1]
Clinton J. Coleman[1]
James A. Dvorak[1]

Lorex Investment AG2,3	1,033,855	19.2
Horst-Dieter Esch[2,3]
Peter Marty[2]

Wynnefield Capital, Inc.[4]	305,998	5.7
Wynnefield Capital Management, LLC[4]
Wynnefield Capital, Inc. Profit Sharing Plan[4]
Wynnefield Small Cap Value Offshore Fund, Ltd.[4]
Wynnefield Partners Small Cap Value, L.P. I4
Wynnefield Partners Small Cap Value, L.P.[4]
Nelson Obus[4]
Joshua Landes[4]

Ralph Bartel[5]	306,425	5.7

Directors and Current Executive Officers:
Mark E. Schwarz[1,3]	2,430,725	45.2
Clinton J. Coleman[5]	---	---
James A. Dvorak[5]	---	---
Horst Dieter Esch[2,3]	1,033,855	19.2
Mark E. Pape	---	---
James C. Roddey	---	---
Jeffrey R. Utz	---	---
William J. Wackermann[6]	40,000	*
James A. McCarthy[6]	6,000	*
All directors and Named Executive Officers	3,510,580	64.7

*	Less than 1%.

[1]	All shares are held by Newcastle LP. The general partner of Newcastle LP is NCM, the general partner of NCM is Newcastle Capital Group, L.L.C. (“NCG”), the sole member of NCG is NCM Services, Inc. (“NCMS”), the sole shareholder of NCMS is the Schwarz 2012 Family Trust (“Schwarz Trust”) and the sole trustee of the Schwarz Trust is Mark E. Schwarz. Further, Newcastle LP, NCM, NCG, NCMS, the Schwarz Trust, Mr. Schwarz, Mr. Coleman and Mr. Dvorak may be considered a “group” for purposes of Section 13(d)(3) of the Exchange Act. Accordingly, each of NCM, NCG, NCMS, the Schwarz Trust, Mr. Schwarz, Mr. Coleman and Mr. Dvorak may be deemed to beneficially own the shares of Common Stock directly owned by Newcastle LP. Each of NCM, NCG, NCM Services, the Schwarz Trust, Mr. Schwarz, Mr. Coleman and Mr. Dvorak disclaims beneficial ownership of the shares held by Newcastle LP except to the extent of their respective pecuniary interest therein.

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[2]	All shares are held by Lorex. Mr. Esch is the sole stockholder of Lorex and shares voting and dispositive power over the shares held by Lorex with Peter Marty, its sole officer and director. Accordingly, each of Mr. Esch and Mr. Marty may be deemed to beneficially own the shares of Common Stock directly owned by Lorex. The address of Lorex is c/o Treuhand – u. Revisionsgesellschaft Mattig-Suter and Postner AG, Industriestrasse 22, Zug, CH-6302, Switzerland. The address of Dieter Esch is Carretera Transpeninsular Km. 27.5, San Jose del Cabo, B.C.S. Mexico 23400. The address of Peter Marty is c/o Mattig-Suter und Partner, Bahnhofstrasse 28, Schwyz, CH-6431, Switzerland.

[3]	Newcastle LP, Lorex and Mr. Esch are parties to a Mutual Support Agreement pursuant to which they have agreed to vote their shares in a certain manner with respect to the election of directors of the Company. (See, Proposal No. 1 - Election of Directors – Arrangements Regarding Election of Directors.) Newcastle LP, on the one hand, and Lorex and Mr. Esch, on the other hand, each disclaim beneficial ownership of shares held by the other.

[4]	As reported in Schedule 13G filed February 14, 2017. Includes 275,065 shares held by Wynnefield Capital, Inc. Profit Sharing Plan, 5,886 shares held by Wynnefield Small Cap Value Offshore Fund, Ltd., 15,644 shares held by Wynnefield Partners Small Cap Value, L.P. I and 9,403 shares held by Wynnefield Partners Small Cap Value, L.P. Messrs. Obus and Landes are each co-managing member of Wynnefield Capital Management, LLC (the general partner of Wynnefield Partners Small Cap Value, L.P. and Wynnefield Partners Small Cap Value, L.P. I), a principal executive officer of Wynnefield Capital, Inc. (the investment manager of Wynnefield Small Cap Value Offshore Fund, Ltd.), and a co-trustee of Wynnefield Capital, Inc. Profit Sharing Plan. The address of all such persons is 450 Seventh Avenue, Suite 509, New York, New York 10123.

[5]	As reported in Schedule 13G filed December 14, 2016. Mr. Bartel’s address is Casella postale 823, 6612 Ascona , Switzerland.

[6]	Consists solely of shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company's executive officers, directors and beneficial owners of more than 10% of the Common Stock are required to file reports of ownership and changes in ownership of the Common Stock with the SEC. Based solely upon information provided to the Company by individual directors, executive officers and beneficial owners, the Company believes that all such reports were timely filed during and with respect to the fiscal year ended December 31, 2016.

Proxy Solicitation

This solicitation of proxies is being made on behalf of the Board and the cost of preparing, assembling and mailing this Proxy Statement is being paid by the Company. In addition to solicitation by mail, Company directors, officers and employees (none of whom will receive any compensation therefor in addition to their regular compensation) may solicit proxies by telephone or other means of communication. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries that hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

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Annual Report

The 2016 Annual Report is being sent with this Proxy Statement to each stockholder. The 2016 Annual Report is also available at http://wilhelmina.com/new-york/investor-relations. However, the 2016 Annual Report is not to be regarded as part of the proxy soliciting materials.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

WILHELMINA INTERNATIONAL, INC.

TO BE HELD JUNE 13, 2017

The undersigned hereby appoints Mark E. Schwarz, William J. Wackermann and James A. McCarthy, and each of them individually, as the lawful agents and Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all shares of Common Stock of Wilhelmina International, Inc. held of record by the undersigned as of April 21, 2017, at the Annual Meeting of Stockholders to be held on June 13, 2017, or at any adjournment thereof. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxies may do by virtue hereof.

1.	ELECTION OF DIRECTORS:

[ ]	FOR all nominees listed below (except as marked to the contrary)	[ ]	WITHHOLD AUTHORITY to vote for all nominees listed below

Instructions: To withhold authority to vote for any nominee, mark the space beside the nominee's name with an "X".

Mark E. Schwarz _____	Clinton J. Coleman _____	James A. Dvorak _____	Horst-Dieter Esch _____

Mark E. Pape _____	James C. Roddey _____	Jeffrey R. Utz _____

2.	APPROVAL OF PREFERRED STOCK ELIMINATION AMENDMENT:
	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	APPROVAL OF COMMON STOCK REDUCTION AMENDMENT:
	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

5.	OTHER BUSINESS: In their discretion, the Proxies are authorized to vote on any other matter which may properly come before the Annual Meeting or any adjournment thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS PROPOSED IN ITEM 1, FOR APPROVAL OF THE PREFERRED STOCK ELIMINATION AMENDMENT, FOR APPROVAL OF THE COMMON STOCK REDUCTION AMENDMENT AND FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Please sign below exactly as your shares are held of record. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date: __________________________ , 2017
Signature

Title

Signature, if held jointly:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE. PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF STOCKHOLDERS.